                          VAN ECK GLOBAL BALANCED FUND
                          ----------------------------
                            1997 SEMI-ANNUAL REPORT


Dear Fellow Shareholder:

We are pleased to report that the Global Balanced Fund achieved a total return of 12.1% for the six months ended June 30, 1997 versus the average among global asset allocation/global balanced funds of 8.0%, according to Micropal, Inc., a mutual fund evaluation service. In the first half of 1997, global equities produced exceptionally strong returns. Accelerating global growth, relatively few inflationary signs and low interest rates set the stage for the high returns. Global bonds, while clearly unable to keep pace with equities, produced above-coupon returns in local currencies; however, the strength of the dollar against European currencies wiped out much of the gains.

WORLD EQUITY MARKETS
Global equities registered extraordinarily high returns during the first half of 1997, with the MSCI World Index increasing 15.4% in U.S. dollars. Central themes were: strong American equity markets (both North and South); dollar strength versus Europe, which helped drive European export growth; and increased volatility in Japan and Asia Pacific.

U.S. equities wasted no time in adding to the bull market performances of 1995 and 1996, increasing 7.5% during the first two months of the year. The Federal Reserve responded to an acceleration in U.S. economic growth by increasing interest rates by 25 basis points (0.25%) in March, the first of what many investors assumed would be several rate hikes in 1997. Investor fears over accelerating growth and Fed rate hikes led to a 10% market correction in March and April. Fed watchers welcomed the resultant slowdown in the pace of U.S. growth as the need for further rate hikes had, for the moment, subsided. The ensuing rally pushed the U.S. market up 20.8% at the end of June, with investors flocking to large capitalization blue chip stocks, a sector well represented in the Fund's portfolio (Merck, AIG, Intel). The strong U.S. equity market set a positive backdrop for other global equity markets.

European equities continued to shine this year, increasing 24.7% in local currency terms, though the previously mentioned dollar strength led to smaller gains in dollar terms (+14.3%). With fiscal policy remaining tight to comply with Maastricht-treaty EMU (European Monetary Union) constraints, competitively-priced exports were the primary drivers of European economic growth. Elections in the UK (+9.2%) and France (+9.2%) were the significant political events this year, with the market initially receiving Labour's UK victory much better than the recent Socialist win in France (though subsequent back-tracking by newly-elected Prime Minister Jospin has for the moment alleviated investor concerns about a significant move to the left in France). Switzerland (+31.3%) and Spain (+20.7%) were the two strongest performing European markets during the quarter, with corporate activity and the strong dollar helping equities in the former market, while the dollar and low interest rates due to Spain's expected inclusion in the first round of EMU fueled the rally in Spanish equities. The portfolio's positions in Novartis and Roche in Switzerland and Banco Santander in Spain benefited from these favorable trends.

For Japanese equities, it was a tale of two quarters. An anticipated economic slowdown and weakness in the banking sector contributed to market weakness through the middle of April. In this environment, and with further dollar strength versus the yen, the "Nifty-30" stocks (a group of Japanese companies dominated by technology and exporters) were strong performers. Toward the end of April, a sudden shift took place. Investors realized that their worries over the fiscal tightening, which went into effect on April 1, proved to be exaggerated. Rumors of imminent discount rate hikes and talk from Mr. Sakakibara (known as "Mr. Yen" because of his frequent comments on the currency) that the yen was undervalued given the stage of Japan's economic cycle led to a sharp reversal in the yen/dollar rate from a yen low of 127 to 115 (hitting 111 yen/$ at the high). With expectations of stronger economic growth, the Nikkei 225 rallied 17.8% (in yen) from its low, with the "Nifty-30" stocks taking a back seat to more domestic-oriented sectors. Our underweight position in Japan in the second quarter had a negative effect as fears of an economic slowdown proved unfounded. Currently, we continue to favor technology and export stocks (Canon Inc., Sony) due to their higher earnings growth visibility and lower P/E multiples (paradoxically, in Japan, high growth, internationally competitive companies tend to have lower multiples, more in-line with their global competitors).

There was a marked contrast between Latin American and Asia Pacific equity markets. Latin American equities (+40.8%) performed well across the board with investors encouraged by economic growth, declining inflation trends and continued attempts by governments to deregulate their state-dominated economies. Brazil (+54.1%) was the strongest performer, with portfolio holdings Telebras and Cemig representing prime examples of state companies benefiting from deregulation and privatization. Anticipating favorable market developments, we increased allocations to Brazil and Mexico in the beginning of the year.

It was much more difficult to make money in Asia Pacific equities, which increased only 1.6% during the period. Hong Kong stood out in the region, increasing 9.8%, despite a weak start to the year. Hong Kong shares rallied strongly in the period leading up to the July 1 handover to China. A strong residential property market, significant money flows coming into the territory from China and investor enthusiasm for "red chip" stocks (mainland China-oriented companies traded in Hong Kong) supported the market rally. Portfolio holding HSBC, the Hong Kong-based global bank, led the market as investors tried to increase exposure to Hong Kong equities. While long-term fundamentals are still strong, any anti-speculation moves by the new government could take some of the froth out of a temporarily overheating market. Other markets in the region have had to deal with country-specific problems: Thailand
- weak growth and high interest rates to support the currency (which was eventually allowed to float); Malaysia - slowing growth and property restrictions; and Korea - weak exports, bankruptcies and government scandals. While we reduced holdings in Asia Pacific markets, the portfolio's small positions in Malaysia and the Philippines registered strong negative returns, in line with their respective markets.

WORLD BOND MARKETS
The predominant themes in the global fixed income markets over the past six months have been: the continued benign inflation backdrop, which has allowed central banks to tolerate periods of above-trend growth without raising interest rates; the march (at times unsteady) toward European Monetary Union
(EMU); and the playing out of the end-game of the cyclical appreciation of the dollar.

It is remarkable that, in the seventh year of expansion, the U.S. economy has yet to generate much in the way of inflationary pressures-indeed, recent data show inflation to have fallen to 2.5%, a new low for this cycle. This is especially remarkable given record levels of stock prices and consumer confidence along with low levels of unemployment. The absence of inflation has led many to declare a new era of stable and permanently low inflation as new technologies, global competition and job insecurity have combined to stimulate growth without inflation. While the reality of low inflation causes us to believe in some kind of "paradigm shift," these factors, if they persist, will impact long-term rates of growth and inflation. In other words, the business cycle is not dead, but rather its nature continues to change. It is the business cycle, the ebb and flow of consumer demand and investment, that will continue to dominate growth and inflation in the short-to-medium term.

The longer inflation has remained under control, the more converts to "new paradigm thinking" there have been. The real test for this theory is likely to come over the next eighteen months, which are likely to see the fastest rates of global growth in a decade. Until recently, subdued global growth acted as a shock absorber for above-trend U.S. growth, but as global economic activity revives in response to record low short-term interest rates, the shock absorber will disappear. Bond markets have apparently accepted this thinking and have happily absorbed the plentifully available liquidity. In particular, the U.S. market appears fully-priced and we believe yields may head higher as the economy reaccelerates. Among the dollar bloc countries, we have underweighted the U.S. bond position while increasing exposure to Australia and New Zealand, which have outperformed due to declining inflation and short-term interest rates.

The dollar has been in a cyclical upswing for almost two years, largely a function of differentials in growth and interest rates with its trading partners. With other economies at much earlier phases of the economic cycle than the U.S., rates of growth (and eventually interest rates) will begin to favor foreign currencies. The recent deterioration of the U.S. trade balance is another indication that further dollar gains will be difficult to achieve. From a peak of 127 Japanese yen, the dollar has fallen by more than 10% in less than two months, but has been relatively stable against the German mark as EMU concerns have reduced the attractiveness of European currencies. We have increased yen weightings from low levels at the beginning of the year and have reduced dollar exposure somewhat.

In Europe, the key "core" countries' (France and Germany) governments are surprisingly discovering that meeting the Maastricht criteria for EMU qualification is proving much more difficult than expected as anemic domestic demand has put upward pressure on fiscal deficits. In Germany, the finance minister attempted a transfer of the profit from the revaluation of Central Bank gold reserves to the government budget before being forced into a humiliating step down. In France, President Chirac called a snap election, which led to a defeat of the right-wing government at the hands of a Socialist/Communist coalition. The new government seems unlikely to take "real" action to bring the deficit back in line with the Maastricht targets, but may be inclined to use "smoke-and-mirrors" or else accept a deficit close to target rather than one at or below target. These events increase the likelihood of a delay in the project or of a more broadly-based EMU than originally envisaged by the "core" countries. Apart from some short-term volatility, there has been a remarkably muted reaction by markets to date. The UK market has been the star performer within Europe as the incoming Labour administration took the unexpected step of granting the Bank of England independence in setting interest rates, leading to a sizeable rally in bond prices (4.5% in one day). We maintained a neutral weighting overall in Europe and an overweight position in UK bonds throughout the first half.

THE OUTLOOK
While the economic growth, inflation and interest rate outlook is favorable, we do not expect returns realized during the first six months of the year to be matched during the second half. In the current environment, we continue to favor equities over bonds, investing approximately 70% of your Fund's assets in the former.

Though positive toward U.S. equities, we are currently underweight, realizing that at current valuations the market may have to catch its breath for a moment. Export growth stemming from weak European currencies relative to the dollar continues to be the driving force for European economic growth. We maintain our exposure to European exporters as well as financials and traditional growth stocks in Europe and the UK. As mentioned above, from a macroeconomic viewpoint, our bias is toward increasing exposure to Japanese equities. The problem we face is finding attractive investment opportunities at the company-specific level. Valuations for the market are expensive; however, we will continue to focus on individual issues and anticipate increasing our exposure to the domestic Japanese economy over the next quarter. In emerging markets, Latin America remains our preferred region given the growth being realized and the still reasonable valuations in various sectors.

Over the coming months, the fate of EMU should be closer to a resolution. With the risk premium between German and other European markets almost eliminated on long-term bonds (with the notable exception of the UK), we have increased German bond weightings at the expense of other European positions. Outside Germany, exposures are in longer-term UK issues, where credible monetary policy and fiscally conservative policies should lead to strong performance, and which should continue to be a safe haven during times of EMU turbulence. Emphasis is also on shorter-term Italian bonds, where favorable inflation data and weak growth should pave the way for interest rate cuts. Within the dollar bloc, the Australian and New Zealand markets are attractive with high real yields and anemic growth while the U.S. market looks vulnerable to any data that may lead the Fed to raise rates before year end. Accordingly, we remain underweight in our duration exposure. The revival in Japanese growth has caused us to increase yen exposure, which we will continue to increase at the expense of the dollar and European currencies.

We appreciate your participation in the Global Balanced Fund and we look forward to helping you meet your investment objectives in the future.



[PHOTO]               [PHOTO]               [PHOTO]

Anne M. Tatlock       Steven J. Miller      Anthony S. Gould
Global Strategist     Global Equity         Global Bond
                      Manager               Manager


July 17, 1997

------------------------------------------------------------------------------------------
PERFORMANCE RECORD AS OF 6/30/97
------------------------------------------------------------------------------------------
AVERAGE ANNUAL                                  AFTER MAXIMUM                 BEFORE
TOTAL RETURN                                    SALES CHARGE+                 SALES CHARGE
------------------------------------------------------------------------------------------
A shares-Life (since 12/20/93)                       8.4%                       9.9%
------------------------------------------------------------------------------------------
1 year                                              15.0%                      20.7%
------------------------------------------------------------------------------------------
B shares-Life (since 12/20/93)                       8.4%                       9.1%
------------------------------------------------------------------------------------------
1 year                                              15.0%                      20.0%
------------------------------------------------------------------------------------------


The performance data represents past performance and is not indicative of future results. Investment return and principal value of an investment in the Fund will vary so that shares, when redeemed, may be worth more or less than their original cost.

The Advisor is currently waiving certain or all expenses on the Fund. Had the Fund incurred all expenses, investment returns would have been reduced.

+  A shares: maximum sales charge = 4.75%
   B shares: maximum contingent deferred sales charge = 5.00%

Note: All equity performance figures are Morgan Stanley Capital International Indices.

                        REPRESENTATIVE EQUITY HOLDINGS*
                        -------------------------------
                                 JUNE 30, 1997


AMERICAN INTERNATIONAL GROUP, INC. (AIG)
(U.S., 4.8%)

American International Group (AIG) is the premier growth participant in the global insurance business with over 50% of its revenues generated overseas. AIG's earnings predictability is related to its superior financial strength, market leadership in numerous insurance and financial segments, and its balanced mix of domestic and international businesses. The company is well-positioned to benefit from the increasing need for financial service products resulting from aging global demographics.

BANK OF IRELAND
(IRELAND, 0.8%)

The Bank of Ireland is the largest bank in the Republic of Ireland. The bank is currently experiencing strong growth in demand for traditional banking services as a very young Irish population enters the workforce and as the Irish economy continues to receive a disproportionate share of foreign direct investment into Europe. Outside of traditional banking, the company is well-positioned with leading investment management and brokerage divisions. We expect strong profit growth to continue for the Bank of Ireland as our outlook for the Irish economy remains very positive.

THE BOEING COMPANY
(U.S., 0.6%)

Boeing is the world's largest manufacturer of commercial airplanes with the dominant market share position and the broadest product-line offering. Boeing's planned acquisition of McDonnell-Douglas will create a global aerospace powerhouse. Though the European anti-trust commission is likely to receive some concessions from Boeing, the merger should proceed with the benefits to the combined entity relatively intact. Projected revenues and order backlog for the combined entity are $50 billion and $100 billion, respectively, for 1998. Boeing's dominance in commercial aerospace and McDonnell-Douglas' strength in defense contracting should reduce Boeing's earnings cyclicality and extend the earnings cycle.

COMPASS GROUP PLC
(UK, 0.7%)

Compass Group is one of the leading international contract caterers, with operations in the UK, U.S., Continental Europe and Scandinavia. The contract catering market is in the midst of a secular growth phase as private businesses, educational institutions and government entities continue to outsource their in-house dining services. Compass has supplemented the industry growth potential with several well-timed acquisitions in the major markets outside of the UK and is therefore solidly positioned to deliver strong future earnings growth.

ROCHE HOLDING AG
(SWITZERLAND, 0.8%)

Roche is Switzerland's second largest pharmaceutical company and ranks among the world leaders in the industry. The company's businesses are broken down into four main groups: pharmaceuticals, vitamins and fine chemicals, diagnostics, and fragrances and flavors. The company maintains an extensive and diversified drug business in antibiotics, cardiac treatments and cancer therapies. The recently announced acquisition of Boehringer Mannheim will allow Roche to fully leverage Boehringer's strong diagnostics product offering with Roche's own infrastructure, thereby enabling the company to compete more effectively. Roche remains one of the highest quality investment vehicles within the pharmaceutical sector due to its strong product pipeline and earnings base diversification.

SGS-THOMSON MICROELECTRONICS N.V.
(FRANCE, 0.7%)

SGS-Thomson is a broadly-based semiconductor manufacturer ranked thirteenth worldwide and sixth in Europe based on sales. The company's main businesses are focused on high margin value-added products. The company is a world leader in 70% of its sales and is the leading maker of analogue-integrated circuits. Management's strategy is to have leading technology and industry positions in above-sector-average growth products. A strong management strategy coupled with an enhanced product mix should result in the continued positive performance of the stock over the long term.

SONY CORPORATION
(JAPAN, 1.0%)

Sony is Japan's predominant manufacturer of consumer electronics and boasts a strong global presence as well as a worldwide reputation for high-quality and innovative products. Sony has launched a number of new, hit products such as Playstation and the digital camcorder and will be introducing more new products in the near future. Under the leadership of its new president, Nobuyuki Idei, it has reorganized its business units in order to promote greater entrepreneurship and profitability. Earnings have entered into a period of strong growth that is expected to continue through the turn of the century, yet its stock is priced at multiples well below market averages.

TELECOMUNICACOES BRASILEIRAS S.A. (TELEBRAS)
(BRAZIL, 1.1%)

Telebras is a holding company that directly owns all of the telecommunications concessions for local services as well as domestic and international long distance in Brazil. The Brazilian federal government is currently in the process of deregulating the sector and privatizing Telebras at the subsidiary level. Due to the government's inability to make the appropriate capital expenditures in the last few years and to relatively low telephone penetration levels versus the rest of the region, the growth potential of the telecommunications sector in Brazil is very attractive. In addition, Telebras' valuation ranks among the least expensive telecom service providers in the region. Most recently, the government began selling concessions for cellular services in most major cities; transaction prices realized have been ahead of expectations.

Note: Equities are listed as percentage of net assets.
* Portfolio is subject to change.

                              GLOBAL BALANCED FUND

               STATEMENT OF NET ASSETS JUNE 30, 1997 (unaudited)
--------------------------------------------------------------------------------

  NO. OF SHARES
  OR PRINCIPAL                                         VALUE
  AMOUNT                SECURITIES (a)                (NOTE 1)
---------------------------------------------------------------
ARGENTINA: 1.37%
            9,400  Banca de Galicia y Buenos Aires
                     (ADR)                          $   247,925
            3,000  Telecom Argentina (ADR)              157,500
                                                    -----------
                                                        405,425
                                                    -----------
AUSTRALIA: 0.85%

                   Government of Australia Bond
   AUD    282,000    10.00% 2/15/2006                   253,208
                                                    -----------
BRAZIL: 2.83%
            5,300  Cemig S.A. (ADR)                     272,950
            3,800  Compenhia Siderurgica Nacional
                     (ADR)                              125,400
            2,150  Telecomunicacoes Brasileiras
                     S.A. (ADR)                         326,263
            3,100  Uniao de Bancos Brasileiros
                     S.A.                               115,088
                                                    -----------
                                                        839,701
                                                    -----------
CANADA: 2.55%

                   Government of Canada Bonds
   CAD    200,000    7.50% 12/01/2003                   155,997
   CAD    600,000    6.75% 8/28/2006                    600,938
                                                    -----------
                                                        756,935
                                                    -----------
DENMARK: 1.14%

                   Denmark Government Bond
   DKK    460,000    8.00% 3/15/2006                     77,828
            5,000  ISS International Service
                     System A/S                         179,196
   DKK    520,000  Unikredit Bond 8.00% 10/01/2016       82,611
                                                    -----------
                                                        339,635
                                                    -----------
FINLAND: 0.60%

            6,000  Metra Oy (Class B)                   180,736
                                                    -----------
FRANCE: 1.96%

            1,200  Cetelem                              150,885
            3,700  Lagardere S.C.A.                     107,462
            2,900  Scor S.A.                            116,744
            2,600  SGS-Thomson Microelectronic          205,264
                                                    -----------
                                                        580,355
                                                    -----------
GERMANY: 5.74%

                   Bundesrepublik Obligation Bond
   DEM    450,000    5.875% 5/15/2000                   271,289
                   Bundesschatzan Bonds
   DEM    320,000    3.75% 3/19/1999                    184,349
   DEM    470,000    3.50% 12/18/1998                   269,901
                   Deutschland Republic Bonds
   DEM     90,000    6.00% 1/05/2006                     53,022
   DEM    100,000    6.25% 1/04/2024                     55,376
   DEM    399,000    7.125% 12/20/2002                  253,159
              910  Fresenius AG (Pfd.)                  206,598
            8,200  Lufthansa AG                         157,253
            4,500  VEBA AG                              252,830
                                                    -----------
                                                      1,703,777
                                                    -----------
HONG KONG: 1.57%

            5,000  Asia Satellite
                     Telecommunications (ADR)           150,625
            6,862  HSBC Holdings PLC                    206,382
           82,971  Mandarin Oriental
                     International Ltd.                 107,862
                                                    -----------
                                                        464,869
                                                    -----------

  NO. OF SHARES
  OR PRINCIPAL                                         VALUE
  AMOUNT                   SECURITIES (a)            (NOTE 1)
---------------------------------------------------------------
INDIA: 0.60%
            3,400  India Magnum Fund 'B'            $   176,800
                                                    -----------
INDONESIA: 0.37%

            3,400  PT Telekomunikasi Indonesia
                     (Persero)                          110,500
                                                    -----------
IRELAND: 1.35%

           21,215  Bank of Ireland                      233,287
                   Irish Government Bond
  IEP     100,000    8.00% 8/18/2006                    166,229
                                                    -----------
                                                        399,516
                                                    -----------
ITALY: 6.11%

           21,100  Banco Popolare di Milano             126,431
                   BTPS Bonds
ITL   490,000,000  10.50% 7/15/2000                     322,292
ITL 1,850,000,000  10.50% 7/15/1998                   1,130,183
           15,200  Eni S.p.A.                            84,797
           41,200  Fiat S.p.A.                          148,340
                                                    -----------
                                                      1,812,043
                                                    -----------
JAPAN: 10.69%

           13,000  Aiwa Co., Ltd.                       298,407
           11,000  Canon Inc.                           299,541
              800  Canon Sales Co.                       18,642
            1,200  Circle K Japan Co. Ltd.               68,915
                   Export-Import Japan Bond
JPY    50,000,000    2.875% 7/28/2005                   451,778
            3,000  Fuji Machine                         108,662
                   IBRD World Bank Bond
   JPY 20,000,000    4.50% 6/20/2000                    191,001
                   Japanese Government Bond
   JPY 10,000,000    3.20% 3/20/2006                     92,245
            3,000  Jusco Co. Ltd.                       101,331
            1,100  Keyence Corp.                        163,211
            9,000  Matsushita Electric Industrial
                     Co., Ltd.                          181,453
           38,000  Mitsubishi Heavy Industries
                     Ltd.                               291,529
            4,000  Murata Mfg. Co., Ltd.                159,197
            3,000  Rohm Co.                             308,967
            3,400  Sony Corp (ADR)*                     299,200
           13,000  Sumitomo Trust & Banking Co.,
                     Ltd.                               139,559
                                                    -----------
                                                      3,173,638
                                                    -----------
MALAYSIA: 0.66%

           11,000  Malayan Banking Bhd                  115,445
           17,000  Perusahaan Otomobil Nasional
                     Bhd                                 79,445
                                                    -----------
                                                        194,890
                                                    -----------
MEXICO: 2.14%
           17,000  Apasco S.A.                          121,076
            4,600  Coca-Cola Femsa S.A. (ADR)           237,475
           56,000  Grupo Financiero Banamex-
                     Accival, S.A. de C.V.              144,006
            4,000  Panamerican Beverage Inc. "A"        131,500
                                                    -----------
                                                        634,057
                                                    -----------
NETHERLANDS: 3.13%
            3,293  Aegon N.V.                           229,763
              900  Akzo Nobel N.V. Ord.                 123,300
            1,104  Nutricia Verenigde Bedrijven
                     N.V.                               174,300

                       See Notes to Financial Statements.

                              GLOBAL BALANCED FUND

--------------------------------------------------------------------------------

  NO. OF SHARES
  OR PRINCIPAL                                         VALUE
  AMOUNT                   SECURITIES (a)            (NOTE 1)
---------------------------------------------------------------
            3,900  Polygram N.V.                    $   204,583
            3,600  Royal Dutch Petroleum Co. (N.Y.
                     Registry Shares) (ADR)*            195,750
                                                    -----------
                                                        927,696
                                                    -----------
NEW ZEALAND: 0.91%
                   New Zealand Government Bond
     NZD  353,000    10.00% 3/18/2002                   270,991
                                                    -----------
PHILIPPINES: 1.18%
          243,000  Fortune Cement Corp.                  58,948
                   National Power Bonds
   USD    150,000    8.40% 12/15/2016                   145,313
   USD    150,000    7.875% 12/15/2016                  146,813
                                                    -----------
                                                        351,074
                                                    -----------
PORTUGAL: 0.52%
            1,850  Telecel-Comunicacaoes Pesso          153,378
                                                    -----------
SOUTH KOREA: 1.36%
                   Export/Import Bank Bond
      KRW 320,000    6.375% 2/15/2006                   299,400
           10,403  SK Telecom Co. Ltd. (ADR)            104,680
                                                    -----------
                                                        404,080
                                                    -----------
SPAIN: 1.89%
            9,000  Banco de Santander SA                277,242
            3,300  Repsol S.A.                          139,496
            5,300  Vallehermoso S.A.                    142,946
                                                    -----------
                                                        559,684
                                                    -----------
SWEDEN: 1.71%
            7,000  CN Sparbanken Sverige AB-Class
                     A                                  156,039
  SEK   2,400,000  Swedish Government Bond
                     10.25% 5/05/2000                   351,860
                                                    -----------
                                                        507,899
                                                    -----------
SWITZERLAND: 2.72%
               96  Ciba Specialty Chemical AG             8,870
              330  Clariant AG                          213,442
              146  Novartis AG                          233,232
               18  Roche Holding Genuseheine
                     (Warrants expiring 5/05/1998)        1,379
               26  Roche Holding AG                     234,988
            7,700  Tag Heuer International S.A.
                     (ADR)                              115,981
                                                    -----------
                                                        807,892
                                                    -----------
UNITED KINGDOM: 11.41%
           31,000  Amvescap PLC                         180,378
           16,000  Argos PLC                            145,574
            9,000  British Aerospace PLC                200,256

  NO. OF SHARES
  OR PRINCIPAL                                         VALUE
  AMOUNT                   SECURITIES (a)            (NOTE 1)
---------------------------------------------------------------
                   British Air Capital Conv. Bond
     GBP   29,000    9.75% 6/15/2005                $   145,445
           10,000  British Petroleum Co. PLC            124,447
           19,100  Compass Group PLC                    214,322
           22,000  Hays PLC                             208,772
           19,000  Lloyds TSB Group PLC                 194,537
            1,900  Reuters Holdings PLC (ADR)           119,700
           64,000  Rentokil Initial PLC                 224,821
           10,531  Siebe PLC                            178,568
           11,402  SmithKline Beecham Corp.             209,857
                   United Kingdom Treasury Notes
   GBP    314,000    7.50% 12/07/2006                   536,323
   GBP    160,000    8.00% 12/07/2015                   289,851
   GBP    250,000    7.00% 11/06/2001                   414,522
                                                    -----------
                                                      3,387,373
                                                    -----------
UNITED STATES: 30.61%
            3,500  American Express Company*            260,750
            9,500  American International Group,
                     Inc.*                            1,419,079
            5,000  Baker Hughes Inc.*                   193,438
            5,400  Bank of New York Co. Inc.*           234,900
            3,600  Boeing Co. (The)*                    191,025
            2,500  Burlington Northern Santa Fe*        224,688
            7,000  Cisco Systems, Inc.                  469,875
            3,800  Coastal Corp.                        202,113
            1,300  CPC International Inc.               120,006
            3,500  Deere & Co.                          192,063
           12,000  Federal Home Loan Mortgage
                     Corp.                              412,500
            8,500  Federal National Mortgage
                     Assoc.                             370,813
            3,200  Federated Department Stores,
                     Inc.*                              111,200
            6,000  Fort Howard Corp.                    303,750
            4,000  General Electric Co.                 261,500
            5,000  Home Depot Inc.                      344,689
            2,000  Intel Corp.                          283,625
            5,000  Lucent Technologies Inc.             360,313
           13,300  Merck & Co.                        1,376,566
            4,000  Mobil Corp.                          279,500
            4,000  Oracle Systems Corp.                 201,500
            3,400  Pfizer Inc.                          406,300
            1,500  Procter & Gamble Co.*                211,875
                   U.S. Treasury Bond
   USD    110,000    7.875% 2/15/2021*                  122,616
                   U.S. Treasury Notes
   USD    495,000    7.00% 7/15/2006*                   509,386
   USD     20,000    7.25% 5/15/2016                     20,863
                                                    -----------
                                                      9,084,933
                                                    -----------

                       See Notes to Financial Statements.

                              GLOBAL BALANCED FUND

--------------------------------------------------------------------------------

NO. OF                                                 VALUE
CONTRACTS                  SECURITIES (a)            (NOTE 1)
---------------------------------------------------------------
TOTAL STOCKS AND OTHER INVESTMENTS: 95.97%
                   (Cost: $20,230,275)              $28,481,085
OPTIONS PURCHASED: 0.03%
            9,000  Eurostyle Put Option U.S.
                     Treasury 7% due 7/15/2006
                     (strike @ USD 102.18 expiring
                     9/11/97)
                     (Cost: $6,750)                       7,603
                                                    -----------
TOTAL INVESTMENTS: 96.0% (Cost: $20,237,025)         28,488,688
OTHER ASSETS LESS LIABILITIES: 4.0%                   1,189,645
                                                    -----------
NET ASSET:S 100%                                    $29,678,333
                                                    ===========

---------------
(a) Unless otherwise indicated, securities owned are shares of common stock.
  * These securities are segregated for forward currency contracts.
Glossary:
  ADR -- American Depositary Receipt



SUMMARY OF
INVESTMENTS                       % OF
BY INDUSTRY                     PORTFOLIO
----------                      ---------
Aerospace & Military
Technology                       1.4%
Banks                            5.0%
Beverages                        1.3%
Building Materials &
  Components                     0.2%
Chemicals                        1.2%
Commercial Service               1.4%
Diversified                      0.7%
Domestic Oil & Gas               0.7%
Drugs & Healthcare               9.2%
Electric Utilities               1.8%
Electronics &
  Electrical
  Equipment                      6.9%
Eurobonds                        1.0%
Financial Services               8.3%
Food & Household
  Products                       2.5%
Foreign Government
  Bonds                         25.5%
Hotels/Motels                    0.4%
Housing &
  Construction                   1.0%
Insurance                        6.6%
International Oil                1.9%
Machinery                        2.9%
Merchandising                    0.3%
Metals & Mining                  0.4%
Natural Gas
  Transmission                   0.7%
Office Equipment                 1.7%
Oil Service &
  Products                       0.7%
Paper & Forest
  Products                       1.0%
Publishing &
  Broascasting                   1.1%
Real Estate                      0.5%
Retail                           2.8%
Science & Technology             3.8%
Telecommunications               3.5%
Transportation                   1.3%
U.S. Government
  Agencies &
  Obligations
                                 2.3%
                               -----
                               100.0%
                               =====


                      See Notes to Financial Statements.

                              GLOBAL BALANCED FUND

                        FINANCIAL STATEMENTS (unaudited)
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1997

ASSETS:
Investments at value (cost, $20,237,025) (Note 1)..............................................................  $28,488,688
Cash...........................................................................................................    1,245,636
Receivables:
  Interest and dividends.......................................................................................      263,836
  Capital shares sold..........................................................................................       31,384
Deferred organization costs and other assets...................................................................        5,203
                                                                                                                 -----------
      Total assets.............................................................................................   30,034,747
                                                                                                                 -----------
LIABILITIES:
Payables:
  Securities purchased.........................................................................................      199,011
  Capital shares repurchased...................................................................................        9,074
  Unrealized depreciation on open forward foreign currency contracts (Note 5)..................................        7,415
  Accounts payable.............................................................................................      140,914
                                                                                                                 -----------
      Total liabilities........................................................................................      356,414
                                                                                                                 -----------
  Net assets...................................................................................................  $29,678,333
                                                                                                                 ===========
CLASS A
Net asset value and redemption price per share
  ($24,645,250/2,129,749)......................................................................................       $11.57
                                                                                                                      ======
Maximum offering price per share:
  (NAV/1-maximum sales commission).............................................................................       $12.15
                                                                                                                      ======
CLASS B
Net asset value, offering price and redemption price per share ($5,033,083/436,852) (Redemption may be subject
  to a contingent deferred sales charge within the first six years of ownership)...............................       $11.52
Net assets consist of:
  Aggregate paid in capital....................................................................................  $19,388,057
  Unrealized appreciation of investments, forward currency contracts and options...............................    8,234,277
  Overdistributed net investment income........................................................................      (63,293)
  Undistributed realized gains.................................................................................    2,119,292
                                                                                                                 -----------
                                                                                                                 $29,678,333
                                                                                                                 ===========

                       See Notes to Financial Statements.

                              GLOBAL BALANCED FUND

                        FINANCIAL STATEMENTS (unaudited)
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 1997

INCOME
Interest................................................................................                         $  289,391
Dividends (less foreign taxes withheld of $21,065)......................................                            143,022
                                                                                                                 ----------
                                                                                                                    432,413
EXPENSES:
Management (Note 2).....................................................................    $106,380
Distribution--Class A (Note 4)..........................................................      59,005
Distribution--Class B (Note 4)..........................................................      23,830
Administrative (Note 2).................................................................      47,426
Transfer agent..........................................................................      55,020
Registration............................................................................      26,823
Reports to shareholders.................................................................      19,015
Custodian...............................................................................      16,750
Professional............................................................................       6,539
Amortization of organization costs......................................................       3,415
Other...................................................................................      21,729
                                                                                            --------
                                                                                             385,932
Expenses assumed by the Advisor (Note 2)................................................     (90,518)
                                                                                            --------
      Total expenses....................................................................                            295,414
                                                                                                                 ----------
      Net investment income.............................................................                            136,999

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 3)
Realized gain from security transactions................................................                          2,018,543
Realized gain from foreign currency transactions........................................                             28,719
Change in unrealized appreciation of investments and options............................                          1,109,607
Change in unrealized appreciation of forward currency contracts and other assets and
  liabilities...........................................................................                            (32,903)
                                                                                                                 ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS....................................                         $3,260,965
                                                                                                                 ==========

                       See Notes to Financial Statements.

                              GLOBAL BALANCED FUND

                              FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                             FOR THE
                                                                                         SIX MONTHS ENDED        YEAR ENDED
                                                                                          JUNE 30, 1997         DECEMBER 31,
                                                                                           (UNAUDITED)              1996
                                                                                         ----------------       ------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
  Net investment income................................................................    $    136,999         $   311,618
  Realized gain from security transactions.............................................       2,018,543           3,755,314
  Realized gain from foreign currency transactions.....................................          28,719             251,979
  Realized loss on options.............................................................              --              (5,023)
  Change in unrealized appreciation (depreciation) of investments and options..........       1,109,607            (733,232)
  Change in unrealized appreciation of forward currency contracts and other assets and
    liabilities........................................................................         (32,903)             13,058
                                                                                           ------------         -----------
  Increase in net assets resulting from operations.....................................       3,260,965           3,593,714
                                                                                           ------------         -----------
Dividends to shareholders from:
  Net investment income:
    Class A Shares.....................................................................        (107,111)           (266,076)
    Class B Shares.....................................................................          (8,870)            (27,916)
                                                                                           ------------         -----------
                                                                                               (115,981)           (293,992)
                                                                                           ------------         -----------
Net realized gain:
    Class A Shares.....................................................................              --          (2,388,543)
    Class B Shares.....................................................................              --            (478,173)
                                                                                           ------------         -----------
                                                                                                     --          (2,866,716)
                                                                                           ------------         -----------
                                                                                              3,144,984             433,006
                                                                                           ------------         -----------
Capital share transactions (Note 6):
  Net proceeds from sales of shares:
    Class A Shares.....................................................................       1,310,059           2,010,892
    Class B Shares.....................................................................         202,686             489,537
                                                                                           ------------         -----------
                                                                                              1,512,745           2,500,429
                                                                                           ------------         -----------
  Reinvestment of dividends:
    Class A Shares.....................................................................          87,858           2,328,070
    Class B Shares.....................................................................           6,611             372,827
                                                                                           ------------         -----------
                                                                                                 94,469           2,700,897
                                                                                           ------------         -----------
  Cost of shares reacquired:
    Class A Shares.....................................................................      (3,767,931)        (10,938,566)
    Class B Shares.....................................................................        (636,965)         (2,147,338)
                                                                                           ------------         -----------
                                                                                             (4,404,896)        (13,085,904)
                                                                                           ------------         -----------
Decrease in net assets resulting from capital share transactions.......................      (2,797,682)         (7,884,578)
                                                                                           ------------         -----------
      Total increase (decrease) in net assets..........................................         347,302          (7,451,572)

NET ASSETS:
Beginning of period....................................................................      29,331,031          36,782,603
                                                                                           ------------         -----------
End of period (including overdistributed net investment income of $(63,293) and
  $(14,809) respectively)..............................................................    $ 29,678,333         $29,331,031
                                                                                           ============         ===========

                       See Notes to Financial Statements.

                              GLOBAL BALANCED FUND
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

                                                                          CLASS A
                                                ------------------------------------------------------------
                                                   FOR THE                                    FOR THE PERIOD
                                                 SIX MONTHS                                    DECEMBER 20,
                                                    ENDED         YEAR ENDED DECEMBER 31,       1993(a) TO
                                                JUNE 30, 1997   ---------------------------    DECEMBER 31,
                                                 (UNAUDITED)     1996      1995      1994          1993
                                                -------------   -------   -------   -------   --------------
Net Asset Value, Beginning of Period..........      $10.37       $10.31     $9.07     $9.53        $9.53
                                                ----------      -------   -------   -------      -------
Income from Investment Operations:
  Net Investment Income.......................        0.07         0.12      0.07+     0.19+          --
    Net Gain (Loss) on Securities (both
      realized and unrealized)................        1.18         1.15      1.31     (0.56)          --
                                                ----------      -------   -------   -------      -------
Total from Investment Operations..............        1.25         1.27      1.38     (0.37)          --
                                                ----------      -------   -------   -------      -------
Less Distributions:
  Dividends from Net Investment Income........       (0.05)       (0.11)    (0.14)    (0.09)          --
  Distribution from Capital Gains.............          --        (1.10)       --        --           --
                                                ----------      -------   -------   -------      -------
                                                     (0.05)       (1.21)    (0.14)    (0.09)          --
                                                ----------      -------   -------   -------      -------
Net Asset Value, End of Period................      $11.57       $10.37    $10.31     $9.07        $9.53
                                                ==========      =======   =======   =======   ==========
Total Return(b)...............................      12.07%       12.28%    15.30%    (3.90%)          0%
---------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTARY DATA
Net Assets, End of Period (000)...............     $24,645      $29,331   $30,632   $13,986         $562
Ratio of Gross Expenses To Average Net
  Assets......................................      2.58%*        2.54%     2.69%     2.59%        7.76%
Ratio of Net Expenses to Average Net Assets...      2.00%*(c)     2.17%(c)  2.69%     1.06%(c)      0.25%*(c)
Ratio of Net Investment Income (Loss) to
  Average Net Assets..........................      1.05%*        1.05%     0.68%     1.99%       (0.25%)*
Portfolio Turnover Rate.......................      33.82%      114.30%   196.69%   174.76%           0%
Average Commissions Rate Paid(d)..............      $0.099      $0.0399

                                                                                   CLASS B
                                                     -------------------------------------------------------------------
                                                        FOR THE                                        FOR THE PERIOD
                                                      SIX MONTHS                                        DECEMBER 20,
                                                         ENDED             YEAR ENDED DECEMBER 31,       1993(a) TO
                                                     JUNE 30, 1997       ---------------------------    DECEMBER 31,
                                                      (UNAUDITED)         1996      1995      1994          1993
                                                     -------------       -------   -------   -------   --------------
Net Asset Value, Beginning of Period..........           $10.32           $10.28     $9.02     $9.53        $9.53
                                                     ----------          -------   -------   -------      -------
Income from Investment Operations:
  Net Investment Income.......................             0.04             0.06      0.01      0.11+          --
    Net Gain (Loss) on Securities (both
      realized and unrealized)................             1.18             1.14      1.28     (0.57)          --
                                                     ----------          -------   -------   -------      -------
Total from Investment Operations..............             1.22             1.20      1.29     (0.46)          --
                                                     ----------          -------   -------   -------      -------
Less Distributions:
  Dividends from Net Investment Income........            (0.02)           (0.06)    (0.03)    (0.05)          --
  Distribution from Capital Gains.............                             (1.10)       --        --           --
                                                     ----------          -------   -------   -------      -------
                                                          (0.02)           (1.16)    (0.03)    (0.05)          --
                                                     ----------          -------   -------   -------      -------
Net Asset Value, End of Period................           $11.52           $10.32    $10.28     $9.02        $9.53
                                                     ==========          =======   =======   =======      =======
Total Return(b)...............................           11.83%           11.49%    14.54%    (4.84%)          0%
-----------------------------------------------      ----------         ------------------------------------------------

RATIOS/SUPPLEMENTARY DATA                                $5,033
Net Assets, End of Period (000)...............                            $4,932    $6,151    $5,628         $130
Ratio of Gross Expenses To Average Net                   3.41%*
  Assets......................................           2.51%*(c)         3.19%     3.20%     3.21%        8.51%
Ratio of Net Expenses to Average Net Assets...                             2.71%(c)  3.20%     1.88%(c)     1.00%*(c)
Ratio of Net Investment Income (Loss) to                 0.55%*
  Average Net Assets..........................           33.82%            0.51%     0.14%     1.14%       (1.00%)*
Portfolio Turnover Rate.......................          $0.0499          114.30%   196.69%   174.76%           0%
Average Commissions Rate Paid(d)..............                           $0.0399

---------------

(a) Commencement of operations.
(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of dividends at net asset value during the period and a redemption on the last day of the period. A sales charge is not reflected in the calculations of total return. Total return for a period of less than one year is not annualized.
(c) After expenses reduced by a custodian fee, directed brokerage or Advisory fee waiver arrangement.
(d) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades in which a commission is charged.
 *  Annualized.
 +  Based on average shares outstanding.

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------

                              GLOBAL BALANCED FUND
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (unaudited)

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES:

Van Eck Funds (the "Trust"), organized as a Massachusetts business trust on April 3, 1985, is registered under the Investment Company Act of 1940. The following is a summary of significant accounting policies consistently followed by the Global Balanced Fund series, a non-diversified fund (the "Fund") of the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements, in conformity with generally accepted accounting principles, requires the use of management's estimates and the actual amounts could differ.

A. SECURITY VALUATION--Securities traded on national or foreign exchanges are valued at the last sales prices reported at the close of business on the last business day of the period. Over-the-counter securities and listed securities for which no sale was reported are valued at the mean of the bid and asked prices. Short-term obligations are valued at cost which with accrued interest approximates value. Securities for which quotations are not available are stated at fair value as determined by the Board of Trustees.

B. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C. CURRENCY TRANSLATION--Assets and liabilities denominated in foreign currencies and commitments under forward currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies. Purchases and sales of investments are translated at the exchange rates prevailing when such investments were acquired or sold. Income and expenses are translated at the exchange rates prevailing when accrued. Realized gains or losses on security transactions and other foreign currency denominated assets and liabilities attributable to foreign currency fluctuations are recorded as realized gains and losses from foreign currency transactions. The portion of unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates are not separately disclosed.

D. DISTRIBUTIONS--Dividends to shareholders from net investment income and realized gains, if any, are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

E. OTHER--Security transactions are accounted for on the date the securities are purchased or sold. Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned. Premiums paid on bonds purchased are not amortized.

F. DEFERRED ORGANIZATION COSTS--Deferred organization costs are being amortized over a period not exceeding five years.

G. USE OF DERIVATIVE INSTRUMENTS
OPTION CONTRACTS--The Fund may invest, for hedging and other purposes, in call and put options on securities, currencies and commodities. Call and put options give the Fund the right but not the obligation to buy (calls) or sell (puts) the instrument underlying the option at a specified price. The premium paid on the option, should it be exercised, will, on a call, increase the cost of the instrument acquired and, on a put, reduce the proceeds received from the sale of the instrument underlying the option. If the options are not exercised, the premium paid will be recorded as a capital loss upon expiration. The Fund may incur additional risk to the extent the value of the underlying instrument does not correlate with the movement of the option value.

The Fund may also write call or put options. As the writer of an option, the Fund receives a premium. The Fund keeps the premium whether or not the option is exercised. The premium will be recorded, upon expiration of the option, as a short-term capital gain. If the option is exercised, the Fund must sell, in the case of a written call, or buy, in the case of a written put, the underlying instrument at the exercise price. The Fund may write only covered puts and calls. A covered call option is an option in which the Fund owns the instrument underlying the call. A covered call sold by the Fund exposes it during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying instrument or to possible continued holding of an underlying instrument which might otherwise have been sold to protect against a decline in the market price of the underlying instrument. A covered put exposes the Fund during the term of the option to a decline in price of the underlying instrument. A put option sold by the Fund is covered when, among other things, cash or short-term liquid securities are placed in a segregated account to fulfill the obligations undertaken. The Fund may incur additional risk from investments in written currency options if there are unanticipated movements in the underlying currencies.

FORWARD CURRENCY CONTRACTS--The Fund may buy and sell forward currency contracts to settle purchases and sales of foreign denominated securities. In addition, the Fund may enter into forward currency contracts to hedge foreign denominated assets. The Fund may incur additional risk from investments in forward currency contracts if the counterparty is unable to fulfill its obligations or there are unanticipated movements of the foreign currency relative to the U.S. dollar. Realized gains and losses from forward currency contracts are included in realized gain (loss) from foreign currency transactions.

NOTE 2--Van Eck Associates Corporation (the "Advisor") earned fees of $106,380 for the six months ended June 30, 1997 for investment management and advisory services. The fee is based on an annual rate of .75 of 1% of the Fund's average daily net assets. Van Eck Associates Corporation also earned fees for accounting and administrative services in the amount of $47,426 for the six months ended June 30, 1997. The fee is based on an annual rate of .25 of 1% of the Fund's average daily net assets. For the six months ended June 30, 1997, the Advisor has agreed to assume expenses in excess of 2% of the average daily net assets of Class A shares and 2.5% of daily average net assets for Class B shares. The Fund's expenses were reduced by $90,518 under this agreement. Fiduciary International, Inc., the sub-investment advisor, earned fees of $70,920 for the six months ended June 30, 1997 for investment management. The fee is based on an annual rate of .50 of 1% of the Fund's average daily net assets and is paid by the Advisor from the advisory fees it receives from the Fund. Van Eck Securities Corporation received $1,404 for the six months ended June 30, 1997 from commissions earned on sales of Class A shares after deducting $4,018 allowed to other dealers. Certain of the officers and trustees of the Trust are officers, directors or stockholders of Van Eck Associates Corporation and Van Eck Securities Corporation.

NOTE 3--Purchases and proceeds from sales of investments other than short-term obligations, aggregated $9,452,039 and $12,813,135, respectively, for the six months ended June 30, 1997. For federal income tax purposes the cost of investments owned at June 30, 1997 was $20,237,025. As of June 30, 1997 net unrealized appreciation for federal income tax purposes aggregated $8,251,663 of which $8,706,030 related to appreciated investments and $454,367 related to depreciated investments.

NOTE 4--Pursuant to a Rule 12b-1 Plan of Distribution (the "Plan"), the Fund is authorized to incur distribution expenses which will principally be payments to securities dealers who have sold shares and service shareholder accounts and payments to Van Eck Securities Corporation ("VESC"), the distributor, for reimbursement of other actual promotion and distribution expenses incurred by the distributor on behalf of the Fund. The amount paid under the Plan in any one year is limited to .50% of average daily net assets for Class A shares, and 1.00% of average daily net assets for Class B shares (the "Annual Limitation"). Distribution expenses incurred under the Plan that have

                              GLOBAL BALANCED FUND
--------------------------------------------------------------------------------

not been paid because they exceed the Annual Limitation may be carried forward to future years and paid by the Fund within the Annual Limitation. VESC has waived its right to reimbursement for the carried forward amounts through September 30, 1997 in the event the Plan is terminated, unless the Board of Trustees determines that reimbursement of carried forward amounts is appropriate.
The excess of distribution expenses incurred over the Annual Limitation at June 30, 1997 was $555,273 for Class A shares and $349,798 for Class B shares.

NOTE 5--FORWARD CURRENCY CONTRACTS--The Fund may buy and sell forward currency contracts to settle purchases and sales of foreign denominated securities. In addition, the Fund may enter into forward currency contracts to hedge foreign denominated assets. Realized gains and losses from forward currency contracts are included in realized loss from foreign currency transactions. At June 30, 1997, the Fund had the following outstanding forward currency contracts:

                                   VALUE AT                  UNREALIZED
                                  SETTLEMENT     CURRENT    APPRECIATION
CONTRACTS                            DATE         VALUE     (DEPRECIATION)
--------------------------------------------------------------------------
FOREIGN CURRENCY PURCHASE CONTRACTS:
AUD     81,000 expiring 7/17/97   $  60,928     $   61,047    $     119
CAD     107,300 expiring 7/21/97    723,135        726,166        3,031
DEM     1,777,580 expiring
        8/21/97                   1,047,904      1,023,069      (24,835)
DKK     1,794,000 expiring
        7/14/97                     275,552        270,382       (5,170)
ESP     32,486,000 expiring
        8/14/97                     226,825        220,517       (6,308)
FRF     622,050 expiring 8/20/97    110,000        106,207       (3,793)
IEP     61,471 expiring 9/05/97      93,000         93,088           88
JPY     41,179,430 expiring
        7/09/97                     361,063        359,919       (1,144)
NOK     1,579,854 expiring
        8/11/97                     223,092        216,069       (7,023)

FOREIGN CURRENCY SALE CONTRACTS:
CHF     761,000 expiring 9/10/97    532,913        525,411        7,502
DEM     1,129,763 expiring
        8/21/97                     666,646        650,224       16,422
DKK     1,736,904 expiring
        7/14/97                     266,836        261,777        5,059
FRF     2,734,000 expiring
        8/20/97                     479,649        466,796       12,853
GBP     361,364 expiring 8/08/97    588,396        600,904      (12,508)
IEP     115,000 expiring 9/05/97    173,650        174,148         (498)
ITL     2,110,834 expiring
        7/21/97                   1,244,111      1,240,923        3,188
JPY     149,936,000 expiring
        7/09/97                   1,295,903      1,310,482      (14,579)
NLG     1,189,000 expiring
        8/21/97                     626,515        607,824       18,691
NZD     386,000 expiring 7/23/97    265,684        262,395        3,289
SEK     1,588,000 expiring
        8/13/97                     204,376        206,175       (1,799)
                                                              ---------
                                                              $  (7,415)
                                                              =========

The Fund may incur additional risk from investments in forward currency contracts if the counterparty is unable to fulfill its obligation or there are unanticipated movements of the foreign currency relative to the U.S. dollar.

NOTE 6--Shares of Beneficial Interest Issued and Redeemed (unlimited number of $.001 par value shares authorized):

                                       FOR THE
                                   SIX MONTHS ENDED     YEAR ENDED
                                    JUNE 30, 1997      DECEMBER 31,
                                     (UNAUDITED)           1996
                                   ----------------    ------------
CLASS A
Shares sold                              121,486           188,315
Shares issued in connection with
 an acquisition
Reinvestment of dividends                  7,727           224,134
                                       ---------       -----------
                                         129,213           412,449
Shares reacquired                       (353,402)       (1,028,397)
                                       ---------       -----------
Net decrease                            (224,189)         (615,948)
                                       =========       ===========
CLASS B
Shares sold                               18,508            46,481
Reinvestment of dividends                    609            36,074
                                       ---------       -----------
                                          19,117            85,555
Shares reacquired                        (60,040)         (202,890)
                                       ---------       -----------
Net decrease                             (40,923)         (120,335)
                                       =========       ===========

NOTE 7--The Fund invests in foreign securities. Investments in foreign securities may involve a greater degree of risk than investments in domestic securities due to political, economic or social instability. Foreign investments may also be subject to foreign taxes and settlement delays.

The Fund will attempt to maintain an asset allocation of 60% in equity securities and 40% in debt securities. Since the Fund may have significant investments in foreign debt securities it may be subject to greater credit and interest risks and greater currency fluctuations than portfolios with significant investments in domestic debt securities.

NOTE 8--Trustee Deferred Compensation Plan. The Trust established a Deferred Compensation Plan (the "Plan") for trustees. Commencing January 1, 1996, the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the board. The Fund's contributions to the Plan are limited to the amount of fees earned by the participating trustees. The fees otherwise payable to the participating trustees are invested in shares of the Van Eck Funds as directed by the trustees. If a trustee has directed all or a portion of his fee to be invested in the Fund, the unfunded liability remains outstanding in the Fund's records since the Fund can not invest in itself. The Plan has been approved by the Internal Revenue Service.

As of June 30, 1997 the total value of the assets and corresponding liability of the Fund's portion of the Plan is $4,089.

                     [THIS PAGE INTENTIONALLY LEFT BLANK.]

VAN ECK FAMILY OF FUNDS
-------------------------------
GLOBAL HARD ASSETS FUND
Seeks long-term capital appreciation by investing globally, primarily in "Hard Asset Securities." Income is a secondary consideration.


INTERNATIONAL INVESTORS GOLD FUND
Founded in 1955, this Fund is the oldest gold-oriented mutual fund in (the U.S. It invests in gold-mining shares globally and seeks long-term capital appreciation, moderate yield and protection against monetary uncertainties.


GOLD/RESOURCES FUND
Seeking a long-term global hedge against inflation and other risks, this Fund invests in gold-mining and natural resources companies outside South Africa.


EMERGING MARKETS GROWTH FUND
This Fund seeks long-term capital appreciation by investing primarily in equity securities in emerging markets around the world.


ASIA DYNASTY FUND
This Fund seeks long-term capital appreciation by investing in the equity securities of companies that are expected to benefit from the development and growth of the economies in the Asia Region.


GLOBAL BALANCED FUND
This Fund seeks long-term capital appreciation together with current income by investing in stocks, bonds and money market instruments worldwide.


GLOBAL INCOME FUND
This Fund seeks high total return through a flexible policy of investing globally, primarily in debt securities.


U.S. GOVERNMENT MONEY FUND
This Fund seeks the highest safety of principal and daily liquidity by investing in U.S. Treasury bills and repurchase agreements collateralized by U.S. Government obligations.


This report must be accompanied or preceded by a Van Eck Global Funds prospectus, which includes more complete information, such as charges and expenses and the risks associated with international investing, including currency fluctuations or controls, expropriation, nationalization and confiscatory taxation. For a free Van Eck Gold & Money Funds prospectus, please call the number listed below. Please read the prospectus before investing.



[VAN ECK GLOBAL LOGO]

Van Eck Securities Corporation
99 Park Avenue, New York, NY 10016
www.vaneck.com

FOR ACCOUNT ASSISTANCE PLEASE CALL (800) 544-4653

For Content, Date:  8/20

FR1997-0718-0085



                                 JUNE 30, 1997


                                    VAN ECK

                          --------------------------

                                    GLOBAL

                          --------------------------

                                   BALANCED

                          --------------------------

                                     FUND

                          --------------------------

                                  SEMI-ANNUAL

                          --------------------------

                                    REPORT




                            [VAN ECK GLOBAL LOGO]